                                                                     Exhibit 4.4

                        PRIORITY INTERCREDITOR AGREEMENT

                THIS PRIORITY INTERCREDITOR AGREEMENT (this "Agreement") is entered into by and among U.S. Bank National Association, as collateral agent (together with its successors in such capacity, the "Collateral Agent"), as First Priority Trustee and as Second Priority Trustee and is acknowledged and consented to by Trump Casino Holdings, LLC, a Delaware limited liability company (the "Company"), Trump Casino Funding, Inc., a Delaware Corporation ("TC Funding" and together with the Company, the "Issuers") and the other Pledgors set forth on the signature page to the Acknowledgement and Consent hereto.

                                   BACKGROUND

                A. The Pledgors are contemporaneously with the execution and delivery hereof becoming indebted to Holders of the First Priority Notes pursuant to the First Priority Indenture. All First Priority Notes shall be secured by a first priority Lien on all Collateral to the extent and at such times as shall be required pursuant to the First Priority Indenture.

                B. The Pledgors are contemporaneously with the execution and delivery hereof becoming indebted to the Holders of Second Priority Notes pursuant to the Second Priority Indenture. All Second Priority Notes shall be secured by a second priority Lien on all Collateral to the extent and at such times as shall be required pursuant to the Second Priority Indenture.

                C. First Priority Trustee and Second Priority Trustee have entered into this Agreement to set forth, among other things, the relative priority of their respective Liens on the Collateral and to appoint Collateral Agent to administer the Collateral.

                NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are each hereby acknowledged, Collateral Agent, First Priority Trustee and Second Priority Trustee hereby agree as follows:

                SECTION 1. Certain Definitions. The following terms shall have the following meanings for purposes of this Agreement (including the premises and background recitals hereto):

                "Asset Sale" has the meaning assigned to such term in the Indentures.

                "Bankruptcy Code" means Chapter 11 of Title 11 of the United States Code (11 U.S.C. Section 101 et seq.), as amended from time to time, and any successor statute, and all rules and regulations promulgated thereunder.

                "Capex Reserve Amount" has the meaning assigned to such term in the Indentures.

                "Cash Equivalents" has the meaning assigned to such term in the Indentures.

                "Collateral" means at any time, any Property in which the Collateral Agent holds Liens pursuant to any Collateral Document securing the performance by the Pledgors of the First Priority Secured Obligations or the Second Priority Secured Obligations.

                "Collateral Agent" has the meaning assigned to such term in the Recitals hereof.

                "Collateral Documents" has the meaning assigned thereto in the First Priority Indenture.

                "Enforcement Action" means any of the following: (a) acceleration by the First Priority Trustee or Holders of First Priority Notes of all or any part of the Indebtedness under the First Priority Indenture; (b) commencement of any Proceeding with respect to any Pledgor; (c) initiation of any suit or action, including any Proceeding, against or with respect to any Pledgor or other Person to enforce payment of or to collect the whole or any part of the Indebtedness under the First Priority Indenture, or to enforce any other rights, powers, privileges or remedies under the Note Documents; or (d) the taking by Collateral Agent at the instruction of First Priority Trustee of any action under the provisions of any state or federal law, including, without limitation, the Bankruptcy Code or the Uniform Commercial Code, to enforce, foreclose upon, take possession of or sell any Property of any Pledgor or any other Person on account of all or any part of the Indebtedness under the First Priority Indenture, including, any Collateral.

                "Event of Loss" has the meaning assigned to such term in the Indentures.

                "Excess Proceeds" has the meaning assigned to such term in the Indentures.

                "Excess Loss Proceeds" has the meaning assigned to such term in the Indentures.

                "First Priority Indenture" means the indenture entered into by the Pledgors and First Priority Trustee dated March 25, 2003.

                "First Priority Notes" means the 11 5/8% First Priority Mortgage Notes due 2010 issued by Issuers pursuant to the First Priority Indenture.

                "First Priority Secured Obligations" means the "Obligations" as defined in the First Priority Indenture.

                "First Priority Secured Parties" has the meaning assigned thereto in the Security Agreement.

                "First Priority Trustee" means U.S. Bank National Association, acting in its capacity as trustee for its benefit and for the benefit of the Holders of First Priority Notes under the First Priority Indenture and the Collateral Documents, together with its successors in such capacity.

                "Holder" means a person who at any particular time is the owner of a First Priority Note or Second Priority Note, as the case may be.

                "Indebtedness" has the meaning assigned to such term in the Indentures.

                "Indentures" means the First Priority Indenture and the Second Priority Indenture.

                "Lien" has the meaning assigned to such term in the Indentures.

                "Mortgage" each mortgage that is executed and delivered pursuant to the terms of one or more Note Documents, in each case encumbering real property interests or vessels of the Pledgors.

                "Note Documents" means the Indentures and the Collateral Documents.

                "Open Market Repurchase Account" has the meaning assigned to such term in the First Priority Indenture.

                "Person" means any natural person, corporation, general or limited partnership, limited liability company, firm, trust, association, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

                "Pledgor" has the meaning assigned to such term in the Security Agreement.

                "Proceeding" means, with respect to any Person, any (a) insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to such Person or its Property or creditors in such capacity, (b) proceeding for any liquidation, dissolution or other winding-up of such Person, voluntary or involuntary, whether or not involving insolvency or proceedings under the Bankruptcy Code, whether partial or complete and whether by operation of law or otherwise, (c) assignment for the benefit of creditors of such Person or
        (d) other marshaling of the assets of such Person.

                "Proceeds" means any and all amounts actually received by the Collateral Agent in connection with the enforcement of the Collateral Documents, including the proceeds of any collection, sale or other disposition of the Collateral, or any portion thereof.

                "Property" means, with respect to any Person, all property and interests in property of such Person, whether real, personal or mixed, whether now owned or existing or hereafter acquired or arising and wheresoever located.

                "Representative" has the meaning given such term by the Indentures.

                "Second Priority Indenture" means the indenture entered into by the Pledgors and the Second Priority Trustee, dated March 25, 2003.

                "Second Priority Notes" means the 17 5/8% Second Priority Mortgage Notes due 2010 issued by Issuers pursuant to the Second Priority Indenture.

                "Second Priority Secured Obligations" means the "Obligations" as defined in the Second Priority Indenture.

                "Second Priority Secured Parties" has the meaning assigned thereto in the Security Agreement.

                "Second Priority Trustee" means U.S. Bank National Association, acting in its capacity as trustee for its benefit and for the benefit of the Holders of Second Priority Notes under the Second Priority Indenture and the Collateral Documents, together with its successors in such capacity.

                "Secured Obligations" means the First Priority Secured Obligations and the Second Priority Secured Obligations.

                "Secured Parties" means the First Priority Secured Parties and the Second Priority Secured Parties.

                "Security Agreement" means the security agreement dated as of the date hereof among the Pledgors and the Collateral Agent, as amended from time to time.

                "Ship Mortgage" has the meaning given assigned thereto in the Indentures.

                "Trustees" means the First Priority Trustee and the Second Priority Trustee.

                "UCC" means the Uniform Commercial Code, as in effect from time to time in any applicable jurisdiction.

                All terms used but not otherwise defined herein but defined in the UCC shall have the respective meanings provided in the UCC.

                SECTION 2. Appointment as Collateral Agent. The First Priority Trustee on behalf of itself and the Holders of First Priority Notes and the Second Priority Trustee on behalf of itself and the Holders of Second Priority Notes each hereby irrevocably and unconditionally appoints U.S. Bank National Association to serve as Collateral Agent and representative of the First Priority Secured Parties and the Second Priority Secured Parties under the Collateral Documents and each hereby irrevocably and unconditionally authorizes the Collateral Agent to act as agent for the First Priority Secured Parties and the Second Priority Secured Parties for the purpose of executing and delivering, on behalf of all the Secured Parties, the Collateral Documents and any other documents or instruments related thereto or necessary or, as determined by the Collateral Agent, desirable to perfect the Liens granted to the Secured Parties thereunder and, subject to the provisions of this Agreement, for the purpose of enforcing the Secured Parties' rights in respect of the Collateral and the obligations of the Pledgors under the Collateral Documents, and for the purpose of, or in connection with, releasing the obligations of the Pledgors under the Collateral Documents.

                Without limiting the generality of the foregoing, the Collateral Agent is further hereby appointed as agent for each of the Secured Parties to hold the Liens on the Collateral granted pursuant to the Collateral Documents with sole authority to exercise remedies under the Collateral Documents. The Collateral Agent is hereby authorized to act as mortgagee under all Mortgages and Ship Mortgages, beneficiary under all deeds of trust and as collateral agent under the Security Agreement and each other Collateral Document and to follow the instructions provided to it under this Agreement.

                SECTION 3. Decisions Relating to Exercise of Remedies Vested in Trustees. (a) The Collateral Agent may take such actions under the Collateral Documents as it may, in its sole discretion, deem necessary or appropriate under the circumstances to protect the value of the Liens granted to it thereunder. The Collateral Agent agrees to make such demands and give such notices under the Collateral Documents with respect to the Collateral (i) as the First Priority Trustee may request in accordance with the provisions of this Agreement, and to take such action to enforce the Collateral Documents and to foreclose upon, collect and dispose of the Collateral or any portion thereof as may be directed by such First Priority Trustee in accordance with the provisions of this Agreement and (ii) subject to the limitations provided in this Agreement on the authority of the Second Priority Trustee, as the Second Priority Trustee may request, and to take such action to enforce the Collateral Documents and to foreclose upon, collect and dispose of the Collateral or any portion thereof as may be directed by Second Priority Trustee.

                The Collateral Agent shall not be required to take any action that it believes is contrary to law or to the terms of this Agreement or any of the Collateral Documents or which it believes would subject it or any of its officers, employees or directors to liability, and the Collateral Agent shall not be required to take any action under this Agreement or any of the Collateral Documents unless and until the Collateral Agent shall receive such additional indemnities as it may request by the Secured Parties against any and all losses, costs, expenses or liabilities in connection therewith.

                (b) Each of the First Priority Trustee on behalf of itself and Holders of First Priority Notes and the Second Priority Trustee on behalf of itself and Holders of Second Priority Notes hereby agrees that, subject to the provisions of this Agreement, (i) the Collateral Agent may act as either such Trustee may request, (ii) the Collateral Agent shall have no liability for acting in accordance with such request (provided that such action does not, on its face, conflict with the express terms of this Agreement) and (iii) no Trustee or any Holder represented thereby shall have any liability to any other Trustee or any holder represented thereby for any such request. The Collateral Agent shall give prior notice to the applicable Trustee of actions to be taken pursuant to the instructions of the First Priority Trustee or the Second Priority Trustee, as the case may be; provided, however, that the failure to give any such notice shall not impair the right of the Collateral Agent to take any such action or the validity or enforceability under this Agreement or the applicable Collateral Document of the action so taken or create a cause of action against the Collateral Agent.

                (c) Each of the First Priority Trustee on behalf of itself and Holders of First Priority Notes and the Second Priority Trustee on behalf of itself and Holders of Second Priority Notes hereby agrees that unless and until the First Priority Trustee or the Second Priority Trustee, as the case may be, gives direction to the Collateral Agent pursuant to Section 3(a) hereof with respect to a Collateral Document, the only right of such First Priority Trustee and Second Priority Trustee under the Collateral Documents is for the Secured Obligations owing to the First Priority Secured Parties and the Second Priority Secured Parties, respectively, to be secured by Liens on the Collateral and to receive a share of the applicable Proceeds of Collateral if any, as and when provided in such Collateral Documents and this Agreement, including without limitation, Section 7 hereof.

                (d) The Collateral Agent may at any time request directions from the First Priority Trustee or Second Priority Trustee with respect to the Collateral Documents as to any course of action or other matter relating hereto or to any Collateral Document. Except to the extent that such any direction received on such matter, on its face, conflicts with the provisions of this Agreement, directions given by either Trustee to the Collateral Agent hereunder shall be binding on the Trustees for all purposes.

                (e) The First Priority Trustee on behalf of itself and the Holders of First Priority Notes and the Second Priority Trustee on behalf of itself and Holders of Second Priority

Notes each hereby agrees that neither Trustee shall have any right to, and each agrees that it shall not, take any action whatsoever to enforce any term or provision of any Collateral Document or to enforce any of its rights in respect of the Collateral (whether arising under any Notes Document, operation of law, statute or otherwise), it being understood that all rights and remedies under the Collateral Documents shall be enforced and executed exclusively by the Collateral Agent pursuant to this Agreement.

                (f) In the event the Collateral Agent proceeds to foreclose upon, collect, sell or otherwise dispose of or take any other action with respect to the Collateral (or any portion thereof), or to enforce any Collateral Document, or proposes to take any other action pursuant to this Agreement or requests instructions from the Trustees as provided herein, upon the request of the Collateral Agent, each of the First Priority Trustee and the Second Priority Trustee agrees to provide promptly to the Collateral Agent the following information: (i) the aggregate amount of Secured Obligations, if any, then due and payable under the relevant Indenture, (ii) any payment received by such Trustee to be applied to the applicable Secured Obligations. The Trustees shall certify as to such amounts and the Collateral Agent shall be entitled to rely conclusively upon such certification.

                SECTION 4.   Lien Priorities.

                4.1 Acknowledgment of Liens; Subordination. (a) First Priority Trustee on behalf of itself and the Holders of First Priority Notes hereby acknowledges that the Collateral Agent has been granted Liens upon all of the Collateral pursuant to the Collateral Documents to secure the Second Priority Secured Obligations. Second Priority Trustee on behalf of itself and the Holders of Second Priority Notes hereby acknowledges that the Collateral Agent has been granted Liens upon all of the Collateral pursuant to the Collateral Documents to secure the First Priority Secured Obligations.

                (b) Notwithstanding the date, manner or order of grant, attachment or perfection of the Liens on all or any part of the Collateral granted to secure the First Priority Secured Obligations and the Second Priority Secured Obligations, and notwithstanding the provisions of the UCC or any other applicable law or decision, or the terms or provisions of the First Priority Indenture or Second Priority Indenture, or any other circumstance whatsoever, each of First Priority Trustee on behalf of itself and the Holders of First Priority Notes and Second Priority Trustee on behalf of itself and the Holders of Second Priority Notes hereby agrees that (i) the First Priority Secured Obligations shall be secured by a first, prior, senior and continuing Lien on all of the Collateral and (ii) any Lien on all or any part of the Collateral now or hereafter securing the Second Priority Secured Obligations, regardless of when or how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be in all respects and for all purposes subject to, junior to and subordinate to all Liens on all or any part of the Collateral granted to secure the First Priority Secured Obligations.

                (c) The relative priorities of the respective Liens described in this Section 4.1 shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement, replacement or refinancing of the Secured Obligations, or by any action or inaction which Collateral Agent, First Priority Trustee or Second Priority Trustee may take or fail to take in respect of the Collateral.

                4.2 Prohibition on Contesting Liens. Each of First Priority Trustee on behalf of itself and the Holders of First Priority Notes and Second Priority Trustee on behalf of itself and the Holders of Second Priority Notes agrees not to seek to challenge, to avoid, to subordinate or to contest or directly or indirectly to support any other Person in challenging, avoiding or contesting in any judicial or other proceeding, including, without limitation, any Proceeding, the priority, validity, extent, perfection or enforceability of any Lien securing the First Priority Secured Obligations or Second Priority Secured Obligations as the case may be, in all or any part of the Collateral; provided, that nothing in this Section 4.2 is intended or shall be deemed or construed to limit in any way the ability of First Priority Trustee or Second Priority Trustee to enforce all of the terms and provisions of this Agreement. As between First Priority Secured Parties and Second Priority Secured Parties, the terms of this Agreement shall govern even if part or all of the Secured Obligations, or the respective Liens securing payment, observance and performance thereof are avoided, disallowed, set aside or otherwise invalidated in any judicial proceeding or otherwise.

                SECTION 5.   Enforcement.

                5.1 No Exercise of Remedies. Unless and until the First Priority Secured Parties shall have received indefeasible payment in full in cash of all First Priority Secured Obligations and all obligations under the First Priority Indenture shall have terminated pursuant to the respective terms and provisions thereof, except as otherwise expressly permitted in Sections 5.2 and 5.3 below, neither Second Priority Trustee nor any Second Priority Secured Party shall, or shall request that the Collateral Agent, ask, demand or sue for any right or remedy in respect of all or any part of the Collateral and Second Priority Trustee on behalf of itself and each Holder of Second Priority Notes agrees not to take or receive from any Pledgor, directly or indirectly, in cash or other Property or by set-off or in any other manner, whether pursuant to any enforcement, collection, execution, levy or foreclosure proceeding or otherwise, all or any part of the Collateral. Without limiting the generality of the foregoing, unless and until the First Priority Secured Parties shall have received indefeasible payment in full in cash of all First Priority Secured Obligations and all obligations under the First Priority Indenture shall have terminated pursuant to the respective terms and provisions thereof, (i) neither Second Priority Trustee nor any Holder of Second Priority Notes shall, or shall instruct the Collateral Agent to, exercise or otherwise assert any right or remedy in respect of all or any part of the Collateral or any Liens thereon; and
(ii) the sole right of Second Priority Secured Parties with respect to the Collateral shall be to have the Collateral Agent hold a Lien thereon securing the Second Priority Secured Obligations to the extent granted pursuant to the Collateral Documents and to receive Proceeds thereof in accordance with
Section 7 hereof.

                5.2 Cooperation. Second Priority Trustee agrees on behalf of itself and each Holder of Second Priority Notes that, unless and until the First Priority Secured Parties shall have received indefeasible payment in full in cash of all First Priority Secured Obligations, the Second Priority Secured Parties will not, and will not instruct the Collateral Agent to, commence, or join with any creditor other than Collateral Agent and First Priority Trustee in commencing, any enforcement, collection, execution, levy or foreclosure proceeding with respect to any Lien held by it in, or otherwise with respect to, all or any part of the Collateral, including, without limitation, petitioning, filing or joining in any involuntary Proceeding pursuant to Section 303 of the Bankruptcy Code.

                5.3 Certain Exercises. The provisions of this Section 5 are intended to limit the enforcement of Second Priority Trustee's rights and remedies with respect to the Collateral or any Lien thereon for so long and to the extent set forth in Sections 5.1 and 5.2 hereof. Nothing in this Section 5 is intended or shall be deemed or construed to prohibit Second Priority Trustee from making any demand for payment with respect to the Second Priority Secured Obligations or commencing any judicial or other action to collect (without enforcement of any of Second Priority Secured Parties' rights and remedies with respect to all or any part of the Collateral) the Second Priority Secured Obligations.

                5.4 Collateral Agent's Acknowledgement of Priority. Collateral Agent acknowledges the relative priorities set forth in this Agreement with respect to the Liens on the Collateral and hereby agrees that, until such time as the First Priority Secured Obligations have been indefeasibly paid in full and all obligations under the First Priority Indenture shall have terminated pursuant to the respective terms and provisions thereof, Collateral Agent shall not directly or indirectly seek to foreclose or realize upon, judicially or non-judicially, any Collateral or take any other enforcement action against or in respect of the Collateral unless the Collateral Agent shall have received a written authorization from the First Priority Trustee.

                SECTION 6. Liquidation; Dissolution; Bankruptcy. In the event of any Proceeding involving any Pledgor, or any sale, transfer or other disposition of all or substantially all of the assets of any Pledgor:

                (a) Second Priority Trustee on behalf of itself and the Holders of Second Priority Secured Notes hereby agrees that First Priority Trustee may instruct the Collateral Agent to consent to the use of cash collateral or the provision of financing by Holders of First Priority Notes to Pledgors on such terms and conditions and in such amounts as the First Priority Trustee, in its sole discretion, may decide and that, in connection with such cash collateral usage or such financing, as the case may be, each

        Pledgor (or a trustee appointed for the estate of any Pledgor) may grant Liens on all of such Pledgor's Property, which Liens (i) shall secure payment, performance and observance of all First Priority Secured Obligations (whether arising prior to the commencement of any Proceeding or at any time thereafter); and (ii) shall be superior in priority to the Liens in favor of Second Priority Trustee on any Property of any Pledgor; provided, however, that Second Priority Trustee does not hereby waive any rights to seek adequate protection to the extent that holders of other Liens that are subject and subordinate to the Liens of the First Priority Secured Obligations are entitled to and obtain adequate protection. Second Priority Trustee agrees that it will not object to or oppose a sale or other disposition of any Property of any Pledgor securing all or any part of the Indebtedness under the First Priority Indenture free and clear of Liens or other claims of Second Priority Trustee under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if the First Priority Trustee has instructed the Collateral Agent to consent to such sale or disposition and the respective interests of First Priority Trustee and Second Priority Trustee attach to the Proceeds thereof, subject in any event to the provisions hereof. Second Priority Trustee agrees to turn over any "adequate protection" of Second Priority Trustee's interest in any Collateral that it receives in any Proceeding to Collateral Agent to the extent necessary to make whole First Priority Trustee and the Holders of First Priority Notes and agrees that it will not seek to, or instruct the Collateral Agent to seek to, have the automatic stay lifted with respect to any Collateral, appoint a Chapter 11 trustee under Section 1104 of the Bankruptcy Code or convert or dismiss such Proceeding under
        Section 1112 of the Bankruptcy Code. in each case without the prior written consent of First Priority Trustee or unless First Priority Trustee instructs the Collateral Agent to seek such relief. Second Priority Trustee waives in any Proceeding under the Bankruptcy Code any claim it may now or hereafter have under Section 1111(b)(2) of the Bankruptcy Code, including, without limitation, any such claim arising out of the election by the Collateral Agent (at the request of First Priority Trustee) of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code by any Pledgor, as debtor in possession.

                (b) Each of First Priority Trustee on behalf of itself and the Holders of Second Priority Notes and Second Priority Trustee on behalf of itself and the Holders of Second Priority Notes agrees not to, and not to instruct the Collateral Agent to, directly or indirectly, take any action or vote in any way that would be in violation of, or inconsistent with, or result in a breach of, this Agreement or challenge or contest in any Proceeding, or in connection with any other enforcement, collection, execution, levy or foreclosure proceeding or otherwise, (i) the validity, perfection, priority or enforceability of any Liens held by Collateral Agent to secure the payment, performance or observance of all or any part of the Secured Obligations, (ii) the rights of the Collateral

        Agent, First Priority Trustee, the Holders of First Priority Notes, Second Priority Trustee and the Holders of Second Priority Notes set forth in any Note Document with respect to such Liens, or (iii) the validity or enforceability of any of the Note Documents, including any term, condition or provision of this Agreement; provided, that nothing in this Section 6(b) is intended or shall be deemed or construed to limit in any way the ability of either Trustee to enforce all of the terms and provisions of this Agreement.

                (c) Subject to the limitations set forth in this Agreement, Second Priority Trustee may file proofs of claim and other pleadings and motions with respect to the Collateral in such Proceeding. If a proper proof of claim has not been filed in the form required in such Proceeding at least thirty (30) days prior to the expiration of the time for filing thereof, the First Priority Trustee shall have the right (but not the duty) to instruct the Collateral Agent to file an appropriate claim for and on behalf of Second Priority Trustee. In furtherance of the foregoing, Second Priority Trustee hereby appoints the Collateral Agent as its attorney-in-fact, with full authority in the place and stead of Second Priority Trustee and full power of substitution and in the name of Second Priority Trustee or otherwise, to execute and deliver any document or instrument which Second Priority Trustee is required to deliver pursuant to this Section 6(c) and such appointment is coupled with an interest and is irrevocable.

                (d) Second Priority Trustee shall execute and deliver to the Collateral Agent all such instruments and other documentation confirming the above authorizations and all such proofs of claim, assignments of claim and other instruments and documentation, and shall take all such other action as may be reasonably requested by First Priority Trustee or Collateral Agent to enforce such claims and carry out the purpose of this Section 6.

                SECTION 7.   Application of Proceeds.

                (a) Any and all amounts actually received by the Collateral Agent in connection with the enforcement of the Collateral Documents, including the proceeds of any collection, sale or other disposition of the Collateral, or any portion thereof (collectively, "Proceeds"), shall be applied promptly by the Collateral Agent as follows:

                First, to the payment of the costs and expenses of such sale, collection or other realization, including reasonable compensation to the Collateral Agent and its agents and counsel, and all expenses, liabilities and advances made or incurred by the Collateral Agent in connection therewith and all amounts for which Collateral Agent is entitled to indemnification hereunder, and to the payment of all costs and expenses paid or incurred by Collateral Agent in connection with the exercise of any right or remedy hereunder;

                Second, to the First Priority Trustee for the indefeasable payment in full in cash of the cost and expenses of the First Priority Trustee and the interest, principal and other amounts in respect of the remaining First Priority Secured Obligations in accordance with the terms of the First Priority Indenture;

                Third, only after payment in full of all First Priority Secured Obligations as contemplated above, to the Second Priority Trustee for the indefeasible payment in full in cash of the cost and expenses of the Second Priority Trustee and interest, principal and other amounts in respect of the remaining Second Priority Secured Obligations in accordance with the terms of the Second Priority Indenture;

                Fourth, after payment in full of all Secured Obligations, to the respective Pledgor under such Collateral, or its successors or assigns, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, any surplus then remaining from such Proceeds.

                Until Proceeds are so applied, the Collateral Agent shall hold such Proceeds in the Collateral Account in accordance with Section 8 hereof.

                SECTION 8. Collateral Account. (a) The Collateral Agent is hereby authorized to establish and maintain at its office at 180 East Fifth Street, St. Paul, Minnesota 55101, in the name of the Collateral Agent, a restricted deposit account designated "Trump Casino Collateral Account" (the "Collateral Account"). Each Pledgor shall deposit into the Collateral Account from time to time (i) the cash proceeds of any of the Collateral (including pursuant to any disposition thereof) to the extent contemplated herein or in any other Note Document, (ii) the cash proceeds of any Event of Loss with respect to Collateral, to the extent contemplated by the Indentures, (iii) the cash proceeds of any Asset Sale, to the extent contemplated by the Indentures, (iv) any other cash such Pledgor is required to pledge as additional collateral security hereunder pursuant to the Note Documents, (v) any Capex Reserve Amount; provided that any amounts deposited with the Collateral Agent as Capex Reserve Amounts shall be maintained as a separate sub-account of the Collateral Account (the "Capex Reserve Account") and (vi) any amounts required by the Indentures to be deposited into the Open Market Repurchase Account; provided that the Open Market Repurchase Account shall be maintained as a separate sub-account of the Collateral Account (the "Open Market Repurchase Account").

                (b) The balance from time to time in the Collateral Account shall constitute part of the Collateral and shall not constitute payment of the Secured Obligations until applied in accordance with instructions from the First Priority Trustee (or in the event that the First Priority Secured Secured Obligations have been indefeasibly paid in full, the Second Priority Trustee).

                (c) Amounts on deposit in the Collateral Account shall be invested from time to time in Cash Equivalents as the First Priority Trustee (or in the event that the First Priority Secured Obligations have been indefeasibly paid in full, the Second Priority Trustee) shall determine, which Cash Equivalents shall be held in the name and be under the control of the Collateral Agent (or any sub-agent).

                (d) So long as the Collateral Agent has not been notified by either Trustee that an Event of Default under either Indenture has occurred and is continuing, any interest income on the funds deposited in the Collateral Account (including interest income on funds deposited in the Capex Reserve Account and the Open Market Repurchase Account) shall be disbursed by the Collateral Agent into any account specified by the Issuers for use in any manner permitted by the Indentures.

                SECTION 9. When Proceeds Must Be Paid Over. In the event any proceeds of Collateral are received by Second Priority Trustee or any Holder of Second Priority Notes for application to the Second Priority Secured Obligations other than as expressly permitted by the terms of this Agreement, such proceeds shall be received by such Person in trust for the benefit of First Priority Secured Parties and such Person shall promptly turn over such proceeds to the Collateral Agent (in the same form as received, with any necessary non-recourse endorsement), for application (in the case of cash) to, or as Collateral (in the case of non-cash Property or securities) for, the payment or prepayment of the First Priority Secured Obligations. In the event Second Priority Trustee or any Holder of Second Priority Notes fails to provide any endorsement, as contemplated by the preceding sentences, the Collateral Agent, or any of its officers or employees, is hereby irrevocably authorized to make the same (which authorization, being coupled with an interest, is irrevocable).

                SECTION 10. Subrogation. Second Priority Trustee on behalf of itself and the other Second Priority Secured Parties hereby waives all rights of subrogation to the claims of First Priority Secured Parties against any Pledgor, and waives all rights of recourse to any security for any Second Priority Secured Obligations, until such time as all First Priority Secured Obligations shall have been indefeasibly paid in full in cash and the First Priority Notes and First Priority Indenture and all obligations thereunder shall have terminated pursuant to the respective terms and provisions thereof, provided, that if any payment to First Priority Secured Parties is rescinded as a result of a Proceeding or otherwise, the subrogation of Second Priority Secured Parties as provided herein shall likewise be rescinded until all of the First Priority Secured Obligations are indefeasibly paid in full in cash.

                SECTION 11. No Impairment of Subordination. No right of the Collateral Agent or any First Priority Secured Party to enforce the subordination of the Liens on Collateral securing all or any part of the Second Priority Secured Obligations shall be impaired by any act or failure to act by any Pledgor or by its failure to comply with this Agreement. Without limiting the generality of the foregoing, the rights of the Collateral Agent and the other First Priority Secured Parties under this Agreement shall remain in full force and effect without regard to, and shall not be impaired by: (a) any act or failure to act of any Pledgor, Second Priority Trustee or Holder of Second Priority Notes, or any noncompliance by any Pledgor, Second Priority Trustee or Holder of Second Priority Notes with any agreement or obligation, regardless of any knowledge thereof which the Collateral Agent or other First Priority Secured Parties may have or with which the Collateral Agent and other First Priority Secured Parties may be charged, (b) the validity or enforceability of any of the Note Documents, (c) any extension or indulgence in respect of any payment or prepayment of the First Priority Secured Obligations or any part thereof or in respect of any other amount payable to First Priority Secured Parties, (d) any amendment, modification or waiver of any of the terms of the Note Documents, (e) any exercise, delayed exercise or non-exercise by the First Priority Secured Parties of any right, power, privilege or remedy under or in respect of any First Priority Secured Obligations, the Collateral or this Agreement, (f) any other action of the Collateral Agent or the other First Priority Secured Parties permitted under the Note Documents or (g) the absence of any notice to, or knowledge by, Second Priority Secured Parties of the existence, creation or non-payment of all or any part of the First Priority Secured Obligations, or the occurrence of any of the matters or events set forth in the foregoing clauses
(a) through (f), except as such notice shall be specifically required pursuant to the terms hereof.

                SECTION 12. Waivers and Consents of Second Priority Trustee. The provisions of this Section 12 shall remain in full force and effect until all First Priority Secured Obligations shall have been indefeasibly paid in full and all obligations under the First Priority Indenture shall have terminated pursuant to the respective terms and provisions thereof; provided, that this
Section 12 shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any First Priority Secured Obligations is rescinded, avoided or must otherwise be returned by First Priority Trustee or any Holder of First Priority Notes upon the insolvency, bankruptcy or reorganization of any Pledgor, all as though such payment had not been made.

                (a) All of the First Priority Secured Obligations shall be deemed to have been made or incurred in reliance upon this Agreement and Second Priority Trustee on behalf of itself and the Holders of Second Priority Notes expressly waives (i) notice of acceptance by First Priority Trustee or any Holder of First Priority Notes of this Agreement, (ii) notice of the existence or creation or nonpayment of all or any part of the First Priority Secured Obligations, (iii) all diligence in collection or protection of or realization upon all or any part of the First Priority Secured Obligations or any Collateral and any requirement that First Priority Trustee or any Holder of First Priority Notes protect, secure, perfect or insure any Lien or any Property subject thereto or exhaust any right or take any action against any Pledgor or any other Person or any such Property, and (iv) promptness, diligence, notice of acceptance and any other notice with respect to any of the First Priority Secured Obligations.

                (b) Second Priority Trustee agrees and consents on behalf of itself and the Holders of Second Priority Notes that First Priority Trustee or any Holder of First Priority Notes may each, at any time and from time to time, in their sole discretion, without the consent of or notice to Second Priority Trustee (except to the extent such notice is specifically required pursuant to the provisions of this Agreement) or any Holder of Second Priority Notes, without incurring responsibility to Second Priority Trustee or any Holder of Second Priority Notes. and without impairing or releasing the subordination provided for herein or the obligations of Second Priority Trustee or any such Holder of Second Priority Notes to First Priority Trustee or any Holder of First Priority Notes hereunder, amend, restate, supplement or otherwise modify the First Priority Indenture in any way whatsoever, including, without limitation, the following: (i) shorten the final maturity of all or any part of the Indebtedness under the First Priority Indenture, (ii) increase the principal amount of Indebtedness under the First Priority Indenture, or otherwise provide for additional advances, (iii) raise the standard or default per annum interest rates applicable to all or any part of the Indebtedness under the First Priority Indenture, (iv) impose any additional fees or penalties upon any Pledgor or increase the amount of or rate for any fees or penalties provided for in the First Priority Indenture, (v) retain or obtain a Lien on any Property to secure any of the Indebtedness under the First Priority Indenture, (vi) enter into new Note Documents with any Pledgor or any of its direct or indirect subsidiaries,
(vii) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, all or any of the Indebtedness under the First Priority Indenture or otherwise amend, restate, supplement or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the Indebtedness under the First Priority Indenture, (viii) retain or obtain the primary or secondary obligation of any other Person with respect to any of the Indebtedness under the First Priority Indenture, (ix) release any Person liable in any manner under or in respect of Indebtedness under the First Priority Indenture or release or compromise any obligation of any nature of any Person with respect to any of the Indebtedness under the First Priority Indenture, (x) sell, exchange, not perfect or otherwise deal with any Property at any time pledged, assigned or mortgaged to secure or otherwise securing, all or any part of the Indebtedness under the First Priority Indenture, (xi) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any Property securing any Indebtedness under the First Priority Indenture, or release, compromise, alter or exchange any obligations of any nature of any Person with respect to any such Property, (xii) amend, or grant any waiver or release with respect to, or consent to any departure from, any guaranty for all or any of the Indebtedness under the First Priority Indenture, (xiii) exercise or refrain from exercising any rights against and release from obligations of any type, any Pledgor or any other Person, (xiv) apply any sums from time to time received to the First Priority Secured Obligations in such manner as such Person shall determine and (xv) otherwise manage and supervise the First Priority Secured Obligations in accordance with such Person's usual practices, modified from time to time as such Person deems appropriate under the circumstances.

                (c) In the event First Priority Trustee instructs the Collateral Agent to release any of its Liens on all or any part of the Collateral in connection with the sale or other disposition thereof at the request of any Pledgor or pursuant to any Enforcement Action or otherwise, First Priority Trustee agrees to instruct the Collateral Agent in writing thereof, with a notice to the Second Priority Trustees, with such instruction stating the portion of the Collateral to be sold or disposed of and further stating that such Collateral will be sold free and clear of the Liens of the First Priority Secured Obligations and the Second Priority Secured Obligations ("Release Notice"); provided, that First Priority Trustee shall not provide any Release Notice (other than in connection with an Enforcement Proceeding) if an Event of Default then exists under the Second Priority Indenture. Upon receipt of any such notice, Collateral Agent shall take such steps as may be reasonably requested by First Priority Trustee in order to release the Liens securing the Secured Obligations from such Collateral. Second Priority Trustee acknowledges, confirms and agrees that upon First Priority Trustee giving such a Release Notice to Second Priority Trustee in accordance with Section 18 below, Second Priority Trustee shall be deemed to consent to such sale or other disposition under the Note Documents and the Lien securing the Second Priority Secured Obligations on such Collateral shall be deemed to be, and shall be, automatically released and terminated contemporaneously with the release by Collateral Agent of the Lien securing the First Priority Secured Obligations thereon. Second Priority Trustee agrees that no further act or documentation shall be necessary to evidence the release and termination of such Lien. In the event that First Priority Trustee or Collateral Agent requests Second Priority Trustee to execute and deliver any formal release or termination of the Lien securing the Second Priority Secured Obligations upon such Collateral in connection with a Release Notice, Second Priority Trustee agrees to execute the same forthwith. In furtherance of the foregoing, Second Priority Trustee hereby appoints Collateral Agent as its attorney-in-fact, with full authority in the place and stead of Second Priority Trustee and full power of substitution and in the name of Second Priority Trustee or otherwise, to execute and deliver any document or instrument which Second Priority Trustee is required to deliver pursuant to this Section 12(c) and such appointment is coupled with an interest and is irrevocable.

                (d) Each of First Priority Trustee and Second Priority Trustee hereby agrees to use its best efforts to give written notice to the other and to Collateral Agent of any declaration of acceleration, Event of Default declared in writing by it or, in the case of First Priority Trustee, commencement of any Enforcement Action; provided, that failure to give any such notice shall not result in liability to First Priority Trustee or Second Priority Trustee, as the case may be, or modify in any way the terms and provisions of this Agreement and the obligations of the respective parties hereunder.

                (e) Notwithstanding anything to the contrary contained herein, in the event that First Priority Trustee instructs Collateral Agent to release the Liens securing the First Priority Secured Obligations on the Collateral as a result of the prior or concurrent indefeasible payment in full in cash of the Indebtedness under the First Priority Indenture and termination of the First Priority Notes and the First Priority Indenture and all obligations thereunder, the Liens securing the Second Priority Secured Obligations on any Collateral remaining after giving effect to such payment and termination (and any sale, transfer or other disposition of Collateral occurring in connection therewith) shall not be released by Collateral Agent in connection therewith.

                SECTION 13. Disclaimers, Indemnity, Etc. (a) By becoming a party to this Agreement, each of the First Priority Trustee on behalf of itself and the Holders of First Priority Notes and the Second Priority Trustee on behalf of itself and the Holders of Second Priority Notes hereby acknowledges that the Collateral Agent shall not be the trustee of any Secured Party. The Collateral Agent shall have no duties or responsibilities except those expressly set forth in this Agreement, the Security Documents, and the Collateral Agent shall not by reason of this Agreement or any of the Collateral Documents be a trustee for any Secured Party or have any other fiduciary obligation to any Secured Party (including any obligation under the Trust Indenture Act of 1939, as amended). The Collateral Agent shall not be responsible to any Secured Party for any recitals, statements, representations or warranties contained in this Agreement or any Collateral Document or in any certificate or other document referred to or provided for in, or received by any of them under, any of the Notes Documents, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any of the Notes Documents or any other document referred to or provided for therein or any Lien under the Collateral Documents or the perfection or priority of any such Lien or for any failure by any other party to perform any of its respective obligations under any of the Notes Documents. The Collateral Agent may employ agents and attorneys-in-fact and shall not be responsible, except as to money or securities received by it or its authorized agents, for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for actions that are finally judicially determined to have resulted from its or their own gross negligence or willful misconduct.

                (b) The Collateral Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telex, telecopy, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper person or persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Collateral Agent. Without limiting any rights of the Collateral Agent hereunder, the Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by either Trustee (unless such instructions are on their face contrary to the provisions of this Agreement), and any action taken or failure to act pursuant thereto, shall be binding on the Trustees.

                (c) Except as expressly provided herein and in the Collateral Documents, the Collateral Agent shall have no duty to take any affirmative steps with respect to the collection of amounts payable in respect of the Collateral. The Collateral Agent shall incur no liability to any Secured Party as a result of any sale of any Collateral at any private sale.

                (d)     (i)     The Collateral Agent may resign at any time by
giving at least 5 days' notice thereof to the Trustees (such resignation to take effect as hereinafter provided) and the Collateral Agent may be removed as Collateral Agent at any time by the agreement of each of the Trustees. In the event of such resignation or removal of the Collateral Agent, the Trustees shall thereupon have the right to appoint a successor Collateral Agent. If no successor Collateral Agent shall have been so appointed by the Trustees and shall have accepted such appointment within 30 days after the notice of the intent of the Collateral Agent to resign, then the retiring Collateral Agent may, on behalf of the other Secured Parties, appoint a successor Collateral Agent. Any successor Collateral Agent appointed pursuant to this clause (f)(i) shall be a commercial bank organized under the laws of the United States of America or any state thereof and having a combined capital and surplus of at least $500,000,000.

                        (ii) Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent, and the retiring or removed Collateral Agent shall thereupon be discharged from its duties and obligations hereunder. After any retiring or removed Collateral Agent's resignation or removal hereunder as Collateral Agent, the provisions of this Section 13 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Collateral Agent.

                        (iii) In no event shall the Collateral Agent or any Secured Party be liable or responsible for any funds or investments of funds held by any Pledgor or any affiliate thereof.

                (e) Each of the Secured Parties understands and acknowledges that the Collateral Agent and its affiliates may also hold indebtedness of the Company and its subsidiaries, be an agent under any of the Notes Documents and act in other financial advisory or underwriting capacities on behalf of the Company and any of its subsidiaries, and waives any actual or potential conflict of interest resulting therefrom.

                (f) Each of the parties hereto authorizes the Collateral Agent to execute and file on its behalf all such further documents and instruments, and authorizes the Collateral Agent to perform such other acts, as may be reasonably necessary or advisable to effectuate the purposes of this Agreement.

                SECTION 14. Waiver of Rights. Second Priority Trustee hereby waives, to the fullest extent permitted by applicable law, any rights it may have to enjoin or otherwise obtain a judicial or administrative order preventing the Collateral Agent or First Priority Trustee from taking, or refraining from taking, any action with respect to all or any part of the Collateral.

                SECTION 15. Continuation of Subordination; Termination of Agreement. This Agreement shall in all respects be a continuing agreement and shall remain in full force and effect until all First Priority Secured Obligations shall have been indefeasibly paid in full and all obligations under the First Priority Indenture shall have terminated pursuant to the respective terms and provisions thereof and all Second Priority Secured Obligations shall have been indefeasibly paid in full and all obligations under the Second Priority Indenture shall have terminated pursuant to the respective terms and provisions thereof.

                SECTION 16. Specific Performance. First Priority Trustee, on the one hand, and Second Priority Trustee, on the other hand, is hereby authorized to demand specific performance of the provisions of this Agreement, at any time when Second Priority Trustee, on the one hand, or the First Priority Trustee, on the other hand, shall have failed to comply with any term or provision hereof. Each of First Priority Trustee (on its behalf and on behalf of the Holders of First Priority Notes), and Second Priority Trustee (on its behalf and on behalf of the Holders of Second Priority Notes) hereby irrevocably waives any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance.

                SECTION 17. Further Assurances. Each party hereto will, upon the written request of the other party, from time to time execute and deliver or cause to be executed and delivered such further instruments and agreements and do or cause to be done such further acts as may be reasonably necessary or proper to carry out more effectively the provisions of this Agreement and to effectuate the terms of the Lien subordination and other provisions contemplated hereby. Without limiting the generality of the foregoing provisions of this
Section 17, upon the written request of Second Priority Trustee, First Priority Trustee shall provide Second Priority Trustee with copies of all Note Documents in effect at the time of such request.

                SECTION 18. Notices. Unless otherwise specifically provided herein, all notices shall be in writing addressed to the respective parties as set forth below and may be personally served, facsimilied or sent by overnight courier service or United States mail and shall be deemed to have been given:
(a) if delivered in person, when delivered; (b) if delivered by facsimile transmission, on the date of such transmission if transmitted on a business day before 4:00 p.m. (New York time) or, if not, on the next succeeding business day; (c) if delivered by overnight courier, two days after delivery to such courier correctly addressed; or (d) if by United States Mail, four business days after deposit in the United States mail, with postage prepaid and properly addressed:

        If to Collateral Agent:   U.S. BANK NATIONAL ASSOCIATION
                                  180 East Fifth Street
                                  St. Paul, MN 55101
                                  Attention:  Corporate Trust Department
                                  FAX:  (651) 244-0711

        If to First Priority      U.S. BANK NATIONAL ASSOCIATION
        Trustee:                  180 East Fifth Street
                                  St. Paul, MN 55101
                                  Attention:  Corporate Trust Department
                                  FAX:  (651) 244-0711

        If to Second Priority     U.S. BANK NATIONAL ASSOCIATION
        Trustee:                  180 East Fifth Street
                                  St. Paul, MN 55101
                                  Attention:  Corporate Trust Department
                                  FAX:  (651) 244-0711

or to such other address as the party addressed shall have previously designated by written notice to the serving party given in accordance with this Section 18.

                SECTION 19. SUBMISSION TO JURISDICTION; SERVICE OF PROCESS. COLLATERAL AGENT, FIRST PRIORITY TRUSTEE AND EACH HOLDER OF FIRST PRIORITY NOTES MAY ENFORCE ANY CLAIM ARISING OUT OF THIS AGREEMENT IN ANY STATE OR FEDERAL COURT HAVING SUBJECT MATTER JURISDICTION AND LOCATED IN THE CITY OF NEW YORK, NEW YORK. FOR THE PURPOSE OF ANY ACTION OR PROCEEDING INSTITUTED WITH RESPECT TO ANY SUCH CLAIM, SECOND PRIORITY TRUSTEE HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS. SECOND PRIORITY TRUSTEE HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF SUCH COURTS BY MAILING A COPY THEREOF, BY REGISTERED MAIL, POSTAGE PREPAID, TO SUCH PERSON AT THE ADDRESS SET FORTH IN
SECTION 18 HEREOF AND AGREES THAT SUCH SERVICE, TO THE FULLEST EXTENT PERMITTED BY LAW, (i) SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON SUCH PERSON IN ANY SUCH SUIT, ACTION OR PROCEEDING AND (ii) SHALL BE TAKEN AND HELD TO BE VALID PERSONAL SERVICE UPON AND PERSONAL DELIVERY TO SUCH PERSON. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHTS OF FIRST PRIORITY TRUSTEE OR ANY HOLDER OF FIRST PRIORITY NOTES TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR PRECLUDE FIRST PRIORITY TRUSTEE OR ANY HOLDER OF FIRST PRIORITY NOTES FROM BRINGING AN

ACTION OR PROCEEDING IN RESPECT HEREOF IN ANY OTHER COUNTRY, STATE OR PLACE HAVING JURISDICTION OVER SUCH ACTION. SECOND PRIORITY TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH SUCH PERSON NOW OR HEREAFTER MAY HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                SECTION 20. JURY TRIAL. EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES HEREUNDER OR UNDER ANY AGREEMENT, DOCUMENT OR INSTRUMENT DELIVERED OR WHICH MAY HEREAFTER BE DELIVERED IN CONNECTION HEREWITH, OR ARISING FROM ANY RELATIONSHIP ARISING HEREUNDER, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                SECTION 21. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Collateral Agent, First Priority Trustee, Second Priority Trustee and each of their respective successors, transferees and assigns.

                SECTION 22. Governing Law. This Agreement shall be construed and interpreted, and the rights of the parties shall be determined, in accordance with the internal laws and decisions of the State of New York, without regard to conflicts of laws principles.

                SECTION 23. Entire Agreement; Amendments and Waivers. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof. There are no other agreements between the parties hereto in connection with the subject matter hereof except as specifically set forth herein or contemplated hereby. No amendment, modification or waiver of any of the provisions of this Agreement shall be binding unless executed in writing by Collateral Agent, First Priority Trustee (unless, at the time of such amendment, the First Priority Secured Obligations have been indefeasibly paid in full in cash and the First Priority Indenture has been discharged in accordance with the provisions thereof) and Second Priority Trustee; provided, that each of First Priority Trustee and Second Priority Trustee hereby agree that Collateral Agent may enter into an amendment to this Agreement with any Representative on the terms set forth on Annex A to each Indenture. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

                SECTION 24. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                SECTION 25. Invalidity. In the event one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not affect any other provision of this Agreement.

                SECTION 26. Headings. The headings of the several sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

                SECTION 27. Contractual Representative for Perfection; Actions with Respect to Collateral. First Priority Trustee and Second Priority Trustee each hereby appoints Collateral Agent as its contractual representative solely for purposes of perfecting the Liens on the Collateral securing the Secured Obligations which is of a type such that perfection of a Lien thereon may be accomplished only by possession thereof by such Secured Parties.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
                             SIGNATURE PAGE FOLLOWS]

                IN WITNESS WHEREOF, this Agreement has been made and delivered as of the 25th day of March 2003.

                                        U.S. BANK NATIONAL ASSOCIATION, as
                                        Collateral Agent

                                        By: /s/ Richard H. Prokosch
                                            ------------------------------------
                                            Name:  Richard H. Prokosch
                                            Title: Vice President

                                        U.S. BANK NATIONAL ASSOCIATION,
                                        as First Priority Trustee

                                        By: /s/ Richard H. Prokosch
                                            ------------------------------------
                                            Name:  Richard H. Prokosch
                                            Title: Vice President

                                        U.S. BANK NATIONAL ASSOCIATION,
                                        as Second Priority Trustee

                                        By: /s/ Richard H. Prokosch
                                            ------------------------------------
                                            Name:  Richard H. Prokosch
                                            Title: Vice President

                           ACKNOWLEDGMENT AND CONSENT

                Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Intercreditor Agreement and acknowledges and consents to all of the terms and provisions thereof.

                                       TRUMP CASINO HOLDINGS, LLC

                                       By: /s/ John P. Burke
                                           ------------------------------------
                                           Name:  John P. Burke
                                           Title: CFO, Executive Vice President,
                                                  Corporate Treasurer and
                                                  Secretary

                                       TRUMP CASINO FUNDING, INC.

                                       By: /s/ John P. Burke
                                           ------------------------------------
                                           Name:  John P. Burke
                                           Title: CFO, Executive Vice President,
                                                  Corporate Treasurer and
                                                  Secretary

                                       TRUMP INDIANA, INC.

                                       By: /s/ John P. Burke
                                           ------------------------------------
                                           Name:  John P. Burke
                                           Title: Executive Vice President and
                                                  Treasurer

                                       TRUMP INDIANA REALTY, LLC

                                       By: Trump Casino Holdings, LLC, its
                                            member

                                       By: /s/ John P. Burke
                                           ------------------------------------
                                           Name:  John P. Burke
                                           Title: CFO, Executive Vice President,
                                                  Corporate Treasurer and
                                                  Secretary

                                       TRUMP MARINA, INC.

                                       By: /s/ John P. Burke
                                           ------------------------------------
                                           Name:  John P. Burke
                                           Title: Vice President and
                                                  Treasurer

                                       TRUMP MARINA ASSOCIATES, L.P.

                                       By: Trump Marina, Inc., its general
                                            partner

                                       By: /s/ John P. Burke
                                           -------------------------------------
                                           Name:  John P. Burke
                                           Title: Vice President and Treasurer

                                       THCR MANAGEMENT HOLDINGS, LLC

                                       By: Trump Casino Holdings, LLC, its
                                            member

                                       By: /s/ John P. Burke
                                           -------------------------------------
                                           Name:  John P. Burke
                                           Title: CFO, Executive Vice President,
                                                  Corporate Treasurer and
                                                  Secretary

                                       THCR MANAGEMENT SERVICES, LLC

                                       By: THCR Management Holdings, LLC, its
                                            member

                                       By: Trump Casino Holdings, LLC, its
                                            member

                                       By: /s/ John P. Burke
                                           -------------------------------------
                                           Name:  John P. Burke
                                           Title: CFO, Executive Vice President,
                                                  Corporate Treasurer and
                                                  Secretary